UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: July 30, 2008

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                              X-RITE, INCORPORATED

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          Michigan                      000-14800                38-1737300
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              4300 44th Street S.E.
                          Grand Rapids, Michigan 49512
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 803-2200

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     On July 30, 2008, X-Rite, Incorporated ("X-Rite" or the "Company") entered into an amendment to its promissory note (the "Promissory Note") dated June 30, 2006 issued to Fifth Third Bank to extend the maturity of the Promissory Note from July 30, 2008 until August 30, 2008. The outstanding principal balance on the Promissory Note as of July 30, 2008 was $8,680,000. The Promissory Note was originally issued to Fifth Third Bank on June 30, 2006 pursuant to the Mortgage and Security Agreement, dated as of June 30, 2006, between X-Rite and Fifth Third Bank. The Promissory Note is secured by a mortgage on the Company's former headquarters and manufacturing facility located in Grandville, Michigan.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                                     X-RITE, INCORPORATED

Dated: August 5, 2008                                By: /s/ David A. Rawden
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                                                         David A. Rawden
                                                         Chief Financial Officer